212-806-6640



November 12, 1998

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549

Re:   Residential Accredit Loans, Inc.
      Current Report on Form 8-K

Ladies and Gentlemen:

On behalf of Residential Accredit Loans, Inc., we transmit herewith for filing under the Securities Act of 1934, as amended, a Current Report on Form 8-K dated November 12, 1998 (the "Form 8-K").

If you have any question concerning the transmitted materials, please do not hesitate to contact the undersigned at (212) 806-6640.

Please acknowledge receipt of this transmission by notifying the person indicated in the "Notify" line in the submission header of the above-referenced filing.

Sincerely,

/s/  Robert C. Wipperman

Robert C. Wipperman, Esq.

                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) November 12, 1998

Residential Accredit Loans, Inc. (as company under a Pooling and Servicing Agreement dated as of October 1, 1998 providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 1998-QS16)

                        Residential Accredit Loans, Inc.
             (Exact name of registrant as specified in its charter)

DELAWARE                           333-63549                      51-0368240
(State or other jurisdiction  (Commission                   (I.R.S. employer
of incorporation)                  file number)
                                                             identification no.)

         8400Normandale Lake Blvd.,  Suite 600,  Minneapolis,  MN      55437
     (Address of principal executive offices)                        (Zip code)

      Registrant's telephone number, including area code: (612) 832-7000

                ---------------------------------------------
        (Former name or former address, if changed since last report)


                         Exhibit Index Located on Page 5

      Item 7.       Financial Statements, Pro Forma Financial Information and
Exhibits.

(a)   Not applicable.

(b) Not applicable.

(c)   Exhibits:

      5.1 Opinion of Stroock & Stroock & Lavan LLP as to legality of the securities registered.

       8.1 Opinion of Stroock & Stroock & Lavan LLP regarding certain tax matters (included in Exhibit 5.1).

      23.2 Consent of Stroock & Stroock & Lavan LLP (included in Exhibit 5.1).

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    RESIDENTIAL ACCREDIT LOANS, INC.


                                    By:   /s/ Randy Van Zee
                                    Name: Randy Van Zee
                                    Title:Vice President

Dated:  November 12, 1998


































                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    RESIDENTIAL ACCREDIT LOANS, INC.


                                    By:  ________________
                                    Name: Randy Van Zee
                                    Title: Vice President

Dated:  November 12, 1998































                                  EXHIBIT INDEX

Exhibit                                                                 Page

5.1 Opinion of Stroock & Stroock & Lavan LLP as to legality of the securities registered.

8.1 Opinion of Stroock & Stroock & Lavan LLP regarding certain tax matters (included in Exhibit 5.1).

23.2 Consent of Stroock & Stroock & Lavan LLP (included in Exhibit 5.1).

                                                                     Exhibit 5.1

                          Stroock & Stroock & Lavan LLP
                                 180 Maiden Lane
                          New York, New York 10038-4982

November 12, 1998


Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard, Suite 600
Minneapolis, Minnesota  55437

Re:   Residential Accredit Loans, Inc.
      Registration Statement on Form S-3
      (No. 333-63549)


Ladies and Gentlemen:

We have acted as counsel for Residential Accredit Loans, Inc., a Delaware corporation (the "Company"), in connection with the authorization and issuance from time to time in one or more series of Mortgage and Manufactured Housing Contract Pass-Through Certificates (collectively, the "Certificates"). A Registration Statement S-3 relating to the Certificates (No. 333-63549) (the "Registration Statement") has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), and was declared effective on June 23, 1998. As set forth in the Registration Statement, separate Trusts (each, a "Trust") will be established pursuant to the conditions of a separate pooling and servicing agreement (each, a "Pooling and Servicing Agreement") and each Trust will issue Certificates pursuant to the respective Pooling and Servicing Agreement.

We have examined original or reproduced or certified copies of the Certificate of Incorporation and By-laws of the Company, each as amended to date, records of actions taken by the Company's Board of Directors, a form of Pooling and Servicing Agreement, forms of Certificates, the prospectus and form of prospectus supplement relating to Mortgage and Manufactured Housing Contract Pass-Through Certificates. We also have examined such other documents, papers, statutes and authorities as we deem necessary as a basis for the opinions hereinafter set forth. In our examination of such material, we have assumed the genuineness of all signatures and the conformity to original documents of all copies submitted to us as certified or reproduced copies. As to various matters material to such opinions, we have relied upon the representations and warranties in the form of Pooling and Servicing Agreement and statements and certificates of officers and representatives of the Company and others.

Based upon the foregoing, we are of the opinion that:

            1. When a Pooling and Servicing Agreement has been duly and validly authorized, executed and delivered by the parties thereto, it will constitute a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

            2. When a series Certificates, has been duly and validly authorized by all necessary action on the part of the Company (subject to the terms thereof being otherwise in compliance with applicable law at such time) and when executed as specified in, and delivered pursuant to, a Pooling and Servicing Agreement and when sold as described in the Registration Statement, they will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement.

            3. The information in the Prospectus under the caption "Federal Income Tax Consequences," and in the form of prospectus supplement forming a part of the Prospectus under the caption "Federal Income Tax Consequences," to the extent that it constitutes matters of law or legal conclusions, is correct with respect to the material Federal income tax consequences of an investment in the Certificates.

In rendering the foregoing opinions, we express no opinion as to laws of any jurisdiction other than the State of New York and the Federal law of the United States of America. Our opinions expressed in paragraphs 1 and 2 are subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and we express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity.

We hereby consent to the filing of this opinion as an exhibit to the Registration Statement, to the references to us in each Prospectus and to the filing of this opinion as an exhibit to any application made by or on behalf of the Company or any dealer in connection with the registration of the Securities under the securities or blue sky laws of any state or jurisdiction. In giving such permission, we do not admit hereby that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933 or the General Rules and Regulations of the Securities and Exchange Commission thereunder.

Very truly yours,



/s/ Stroock & Stroock & Lavan LLP

STROOCK & STROOCK & LAVAN LLP